SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2013

KBW LLC

(f/k/a KBW, Inc.)

(Exact name of registrant as specified in charter)

Delaware	001-33138	13-4055775
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

787 Seventh Avenue

New York, New York 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code – (212) 887-7777

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On February 15, 2013, pursuant to the terms of the Agreement and Plan of Merger, dated November 5, 2012 (the “Merger Agreement”), by and among KBW Inc., a Delaware corporation (“KBW”), Stifel Financial Corp., a Delaware corporation (“Stifel”), SFKBW One, Inc., a Delaware corporation and a wholly-owned subsidiary of Stifel (“Merger Sub”), and SFKBW Two, LLC, a Delaware limited liability company which is wholly owned by and disregarded from Stifel for U.S. federal income tax purposes (“Successor Sub”), Merger Sub merged with and into KBW with KBW surviving as a wholly owned subsidiary of Stifel (the “First Step Merger”). Following the First Step Merger, KBW merged with and into Successor Sub, with Successor Sub surviving as a wholly owned subsidiary of Stifel disregarded from Stifel for U.S. federal income tax purposes (the “Second Step Merger” and, together with the First Step Merger, the “Merger”), whereupon the separate corporate existence of KBW ceased. In connection with the Second Step Merger, Successor Sub changed its name to KBW LLC.

ITEM 1.01          Entry into a Material Definitive Agreement

On February 15, 2013, KBW entered into the Agreement and Plan of Merger, dated as of February 15, 2013 (the “Second Step Merger Agreement”), by and between Successor Sub and KBW, setting forth the terms of the Second Step Merger.

The foregoing summary of the Second Step Merger Agreement, and the transaction contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Second Step Merger Agreement, which is attached as Exhibit 2.1 hereto and is incorporated herein by reference.

The information set forth in the Introductory Note above and Item 5.01 below is incorporated herein by reference.

ITEM 2.01          Completion of Acquisition or Disposition of Assets

The information set forth in the Introductory Note above and Items 3.03 and 5.01 below is incorporated herein by reference.

ITEM 3.01          Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On February 15, 2013, KBW notified the New York Stock Exchange (the “NYSE”) of the completion of the Merger and requested (i) that trading of KBW’s common stock on the NYSE be suspended as of prior to the opening of the market on February 15, 2013 and (ii) that the NYSE file with the Securities and Exchange Commission (the “SEC”) a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to delist and deregister KBW’s common stock. Successor Sub intends to file as promptly as practicable with the SEC a certification on Form 15 under the Exchange Act requesting the termination of the registration of KBW’s common stock under Section 12(g) of the Exchange Act and the suspension of KBW’s reporting obligations under Sections 13 and 15(d) of the Exchange Act. The disclosure set forth in the Introductory Note above and Item 3.03 is incorporated herein by reference.

ITEM 3.03          Material Modification to Rights of Security Holders

The stockholders of KBW approved the adoption of the Merger Agreement at KBW’s Special Meeting of Stockholders held on February 12, 2013, and the Merger was consummated on February 15, 2013.

Under the terms of the Merger Agreement, (i) each issued and outstanding share of common stock of KBW (other than shares owned by KBW as treasury stock, shares owned by Stifel, shares for which appraisal rights have been properly exercised and perfected under the General Corporation Law of the State of Delaware and certain shares of common stock subject to restricted share awards, awards of restricted stock units (“RSUs”) and other stock-based awards (as discussed below)) was cancelled and converted into the right to receive 0.2143 shares of common stock of Stifel and $8.00 in cash, without interest, subject to applicable tax withholding (the “Merger Consideration”); (ii) each outstanding KBW restricted stock award and KBW RSU award, other than continuing awards (as discussed below), fully vested and converted into the right to receive the Merger Consideration for each KBW share granted pursuant to, or subject to, such award, subject to any applicable tax withholding; and (iii) all outstanding KBW restricted share awards that are subject to letter agreements providing for a waiver of certain vesting rights and KBW RSU awards for which the holders have made a change in control override election (“continuing awards”) and all other equity awards converted into the right to receive the number of shares of Stifel common stock equal to the product (rounded up to the nearest whole number in the case of continuing restricted share awards) of (a) the number of shares of KBW common stock granted pursuant to, or subject to, such award and (b) 0.4429, subject to any applicable tax withholding.

The total consideration paid by Stifel will be approximately 9,663,683 shares of common stock of Stifel and $253,038,591 in cash.

Upon the effective time of the First Step Merger, holders of KBW’s common stock immediately prior to the effective time of the First Step Merger ceased to have any rights as stockholders of KBW (other than their right to receive the Merger Consideration).

The foregoing summary of the Merger Agreement, and the transaction contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is attached as Exhibit 2.2 hereto and is incorporated herein by reference.

ITEM 5.01          Changes in Control of Registrant

As a result of the First Step Merger, a change of control of KBW occurred, and Merger Sub merged with and into KBW with KBW surviving as a wholly owned subsidiary of Stifel.

As described in the Introductory Note above, on February 15, 2013 following the consummation of the First Step Merger, KBW merged with and into Successor Sub pursuant to the terms of the Second Step Merger Agreement, with Successor Sub surviving as a wholly owned subsidiary of Stifel disregarded from Stifel for U.S. federal income tax purposes. KBW’s separate corporate existence ceased upon consummation of the Second Step Merger.

Pursuant to Section 4.03 of the Merger Agreement, at the effective time of the Merger the number of directors that will comprise the full Stifel board of directors was increased by two members and the Stifel board of directors caused the vacancies created thereby to be filled by Thomas Michaud, President, Chief Executive Officer, and Vice Chairman of KBW at the effective time, and Michael Zimmerman, an independent director of KBW at the effective time.

The disclosure under the Introductory Note and Items 1.01, 3.03 and 5.02 is incorporated herein by reference.

ITEM 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Pursuant to the Merger Agreement, following the First Step Merger, the directors and officers of Merger Sub at the effective time of the First Step Merger replaced all of KBW’s directors and officers.

ITEM 5.03          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the effective time of the First Step Merger, KBW’s Certificate of Incorporation was amended and restated to read in its entirety (other than the name of KBW) as the Certificate of Incorporation of Merger Sub in effect immediately prior to the effective time, and KBW’s Bylaws were amended to read in their entirety as the Bylaws of Merger Sub in effect immediately prior to the effective time. The Amended and Restated Certificate of Incorporation of KBW and KBW’s Amended Bylaws are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

At the effective time of the Second Step Merger, KBW’s corporate existence ceased as KBW was merged with and into Successor Sub, and Successor Sub’s Certificate of Formation and Limited Liability Company Agreement, attached hereto as Exhibits 3.3 and 3.4, respectively, continued as the Certificate of Formation and Limited Liability Company Agreement of the surviving entity. Also at the effective time of the Second Step Merger, Successor Sub’s Certificate of Formation and Limited Liability Company Agreement were amended to change the name of Successor Sub to “KBW LLC.” No other changes were made to Successor Sub’s Certificate of Formation and Limited Liability Company Agreement.

ITEM 8.01          Other Events

A copy of the press release announcing the completion of the Merger is attached as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 9.01.       Financial Statements and Exhibits

(d)         Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of February 15, 2013, by and between SFKBW Two, LLC and KBW, Inc.
2.2

Agreement and Plan of Merger, dated as of November 5, 2012, by and among KBW, Inc., Stifel Financial Corp., SFKBW One, Inc., and SFKBW Two, LLC (incorporated by reference to Exhibit 2.1 to KBW’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 9, 2012)

3.1	Amended and Restated Certificate of Incorporation of KBW, Inc.
3.2	Amended Bylaws of KBW, Inc.
3.3	Certificate of Formation of KBW LLC (formerly known as SFKBW TWO, LLC)
3.4	Limited Liability Company Agreement of KBW LLC (formerly known as SFKBW TWO, LLC)
99.1	Joint Press Release of Stifel Financial Corp. and KBW, Inc., dated February 15, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KBW LLC
(f/k/a KBW, Inc.)
(Registrant)

Date: February 19, 2013
	By:	/s/ James M. Zemlyak
	Name:	James M. Zemlyzk
	Title:	President

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of February 15, 2013, by and between SFKBW Two, LLC and KBW, Inc.
2.2

Agreement and Plan of Merger, dated as of November 5, 2012, by and among KBW, Inc., Stifel Financial Corp., SFKBW One, Inc., and SFKBW Two, LLC (incorporated by reference to Exhibit 2.1 to KBW’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 9, 2012)

3.1	Amended and Restated Certificate of Incorporation of KBW, Inc.
3.2	Amended Bylaws of KBW, Inc.
3.3	Certificate of Formation of KBW LLC (formerly known as SFKBW TWO, LLC)
3.4	Limited Liability Company Agreement of KBW LLC (formerly known as SFKBW TWO, LLC)
99.1	Joint Press Release of Stifel Financial Corp. and KBW, Inc., dated February 15, 2013